SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                            __________

                             FORM 8-K

                         CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934
                            __________

                        February 10, 1999
         Date of Report (Date of earliest event reported)

                           METRISA, INC.
         (Exact name of registrant as specified in charter)

   	   Delaware			0-16152			04-2891557
        (State or other   (Commission File Number)            (IRS Employer
        jurisdiction of                                       Identification
        incorporation)                                              Number)

                        25 Wiggins Avenue
               Bedford, Massachusetts  01730-2323
        (Address of principal executive offices and zip code)

                         (781) 275-3300
        (Registrant's telephone number, including area code)

                         Not applicable
    (Former name or former address, if changed since last report)



	Item 5.	Other Events.

		The Registrant issued a Press Release on February 10, 1999 announcing that M.H. Meyerson & Co., Inc. has agreed to act as a market maker for shares of the Registrant's Common Stock, $.50 par value.

	Item 7.	Financial Statements, Pro Forma Financial Information and
Exhibits.

      The following exhibit is filed with this Current Report on Form 8-K.

                Exhibit No.               Description

                    99                    Press Release dated February 10, 1999



                                         SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



						METRISA, INC.


							/s/ John E. Wolfe
Date:	February 10, 1999			By:__________________________
						     John E. Wolfe, President